Exhibit 10.1

SECOND AMENDMENT AND LIMITED WAIVER

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT AND LIMITED WAIVER, dated as of July 31, 2007 (this “Second Amendment”), is by and among International Coal Group, Inc., a Delaware corporation (“Holdings”), ICG, LLC, a Delaware limited liability company and a wholly owned direct subsidiary of Holdings (“Borrower”), and the Lenders (as defined below) party hereto, and is with respect to the Second Amended and Restated Credit Agreement, dated as of June 23, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, Borrower, the Guarantors party thereto, the lenders party thereto (the “Lenders”), J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. and CIT Capital USA Inc., as Co-Syndication Agents, Bank of America, N.A. and Wachovia Bank, N.A., as Co-Documentation Agents, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Issuing Banks, UBS Loan Finance LLC, as Swingline Lender, and UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, as amended by the First Amendment, dated as of January 31, 2007. Capitalized terms used but not defined in this Second Amendment have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower has informed the Lenders that Holdings intends to issue and sell its senior unsecured convertible notes pursuant to a 144A transaction (the “Convertible Notes”);

WHEREAS, Borrower has informed the Lenders that the issuance and sale by Holdings of the Convertible Notes will not comply with the requirements of clauses (C) and (D) of Section 6.01(n) of the Credit Agreement;

WHEREAS, Borrower has requested that the Lenders waive the requirements of clauses (C) and (D) of Section 6.01(n) for the limited purpose of permitting the issuance and sale of the Convertible Notes;

WHEREAS, Borrower wishes to make certain amendments to the Credit Agreement, as more particularly described in Article II of this Second Amendment; and

WHEREAS, the Lenders party hereto are willing to agree to such amendments on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

LIMITED WAIVER

Section 1.01 Limited Waiver.

Subject to the terms and conditions of this Second Amendment, the Lenders hereby waive the requirements of clauses (C) and (D) of Section 6.01(n) of the Credit Agreement as they would otherwise apply to the issuance and sale by Holdings of the Convertible Notes ; provided that (i) the terms of the Convertible Notes are reasonably acceptable to the Joint Lead Arrangers and (ii) the net proceeds of the Convertible Notes are used by Borrower first, to immediately repay the principal and interest outstanding under that certain Promissory Note dated July 16, 2007 by the Borrower and the Guarantors in favor of WLR Recovery Fund III, L.P. up to the maximum principal amount of $25,000,000 and second, to repay the outstanding principal amount of any Revolving Borrowings in accordance with Section 2.09 of the Credit Agreement. In connection with the foregoing prepayments of any Revolving Borrowings, the Lenders hereby waive any notice of such prepayment that is required pursuant to Section 2.09(d) of the Credit Agreement. In consideration of the waiver granted by the Lenders pursuant to this Section 1.01, on the effective date of the repayment of any Revolving Borrowings from the proceeds of the Convertible Notes, and notwithstanding any notice required pursuant to Section 2.07(c) of the Credit Agreement (which notice the Lenders hereby waive), (a) the Commitments will be automatically and permanently reduced by an amount equal to the principal amount of the Convertible Notes issued; (b) the LC Commitment shall be automatically and permanently reduced by $45,000,000.

Section 1.02 Limitation of Waiver.

Without limiting the generality of the provisions of Section 11.02 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relate solely to the waiver of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Article I shall be deemed to:

(a)	constitute a waiver of compliance by any Loan Party with respect to any other term, provision or condition of any Loan Document or any other instrument or agreement referred to therein; or

(b)	prejudice any right or remedy that any Agent or Lender may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any other instrument or agreement referred to therein.

ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT

Section 2.01 Amendments Related to Financial Covenants.

(a) Subject to the terms and conditions of this Second Amendment, Sections 6.10(a) and (b) of the Credit Agreement are deleted in their entirety and replaced with the following:

“(a) Maximum Leverage Ratio. Permit the Leverage Ratio, at any date during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Period	Leverage Ratio
March 31, 2007 to December 31, 2007	8.75 to 1.0
January 1, 2008 to March 31, 2008	8.50 to 1.0
April 1, 2008 to June 30, 2008	7.50 to 1.0
July 1, 2008 to September 30, 2008	6.25 to 1.0
October 1, 2008 to December 31, 2008	5.50 to 1.0
January 1, 2009 to December 31, 2009	4.00 to 1.0
January 1, 2010 and thereafter	2.75 to 1.0

(b) Minimum Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio, at the last day of any Test Period during the periods set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Interest Coverage Ratio
March 31, 2007 to June 30, 2008	1.25 to 1.0
July 1, 2008 to September 30, 2008	1.75 to 1.0
October 1, 2008 to December 31, 2008	2.00 to 1.0
January 1, 2009 to December 31, 2009	3.50 to 1.0
January 1, 2010 and thereafter	4.00 to 1.0

”

(b) The table in Section 6.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following: “

Period	Amount
January 1, 2007 to December 31, 2007	$180,000,000
January 1, 2008 to December 31, 2008	$180,000,000
January 1, 2009 to December 31, 2009	$225,000,000
January 1, 2010 to December 31, 2010	$200,000,000
January 1, 2011 to December 31, 2011	$100,000,000

”

ARTICLE III.

CONDITIONS TO EFFECTIVENESS

Section 3.01 Conditions to Limited Waiver and Amendments.

(a) The effectiveness of the limited waiver contained in Article I and the amendments contained in Article II of this Second Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Second Amendment Effective Date”).

(i) Fees and Expenses. The Arrangers and the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Latham & Watkins LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.

(ii) Loan Documents. All legal matters incident to this Second Amendment and the transactions contemplated hereby and the other Loan Documents shall be satisfactory to the Lenders and to the Administrative Agent and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents required to be executed and delivered on the Second Amendment Effective Date, including but not limited to, (i) this Second Amendment and (ii) the consent of the Guarantors attached hereto as Exhibit A executed by each of the Guarantors (including any persons becoming Guarantors on the date hereof).

(iii) Officers’ Certificate. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the vice president and the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent, confirming compliance with the conditions precedent set forth in this Section 3.01 hereof and Sections 4.02(b), (c) and (d) of the Credit Agreement.

(iv) Opinion of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arrangers, the Lenders and the Issuing Bank, a favorable written opinion of Jones Day, special counsel for the Loan Parties, reasonably satisfactory in form and substance to the Administrative Agent, dated the Second Amendment Effective Date, addressed to the Agents, the Issuing Bank and the Lenders and covering such matters relating to the transactions contemplated by this Second Amendment as the Administrative Agent shall reasonably request.

(v) Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit N to the Credit Agreement, dated the Second Amendment Effective Date and signed by the chief financial officer of Borrower or such other person reasonably acceptable to the Administrative Agent.

(vi) Representations and Warranties; No Default. (i) Each of the representations and warranties contained in Article III of the Credit Agreement shall be true and correct in all material respects as of the Second Amendment Effective Date, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) both before and after giving effect to this Second Amendment, no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

(b) The effectiveness of the amendments contained in Article II of this Second Amendment is also conditioned upon the prior receipt by Borrower no later than 5:00 p.m. Eastern Standard Time on August 15, 2007, of at least $150,000,000 in gross proceeds from the issuance and sale of the Convertible Notes, the repayment of Loans and the reduction of the Commitments and LC Commitment as set forth in this Second Amendment.

ARTICLE IV.

MISCELLANEOUS

Section 4.01 Execution of this Second Amendment; Authorization.

This Second Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto.

Section 4.02 Representations and Warranties.

Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a) Authority; Enforceability. (i) All consents, approvals and authorizations necessary for Borrower’s and Guarantors’ execution, delivery and performance of this Second Amendment and the Consent of Guarantors, as applicable, have been obtained or made and (ii) this Second Amendment and the Consent of Guarantors, as applicable, have been duly executed and delivered by Borrower and Guarantors and constitute the legal, valid and binding obligations of Borrower and Guarantors, respectively, enforceable against Borrower and Guarantors in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law

(b) No Conflict. Neither the execution and delivery of this Second Amendment, the Consent of Guarantors nor any other agreement or instrument contemplated hereby, nor the performance of, and compliance with the terms and provisions of, this Second Amendment, the Consent of Guarantors or any such other agreement or instrument by any Loan Party, nor the issuance and sale by Borrower of the Convertible Notes and the use of proceeds thereof, will, at the time of such execution, delivery, performance, issuance, sale or use, as the case may be, (i) violate or conflict with any provision of such Loan Party’s articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party, (ii) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to such Loan Party, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (iii) (A) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (B) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which such Loan Party is a party or by which such Loan Party may be bound, except, with respect to clause (A) above, for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to such Loan Party’s properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the performance of and compliance with the terms and provisions of this Second Amendment, the Consent of Guarantors or any other agreement or instrument contemplated hereby.

(c) Representations and Warranties in Credit Agreement. Each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects as of the date hereof, except that any representation and warranty that is qualified as to “Materiality” or “Material Adverse Effect” shall be true and correct in all respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(d) No Default. Both before and after giving effect to this Second Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section 4.03 No Waiver.

Except as specifically modified pursuant to the terms of this Second Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Second Amendment shall not constitute a waiver (other than as specifically set forth in Article I hereto), forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising.

Section 4.04 Counterparts; Integration; Effectiveness.

This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Second Amendment shall become effective when it shall have been executed by each of Borrower and each of the requisite Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns; provided that the effectiveness of the waiver and amendments contained herein is conditioned upon the satisfaction of the applicable conditions set forth in Article III of this Second Amendment. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

Section 4.05 Severability.

Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 4.06 GOVERNING LAW.

THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 4.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ICG, LLC,
as Borrower

By:	/s/ Bradley W. Harris
	Name:	Bradley W. Harris
	Title:	SVP & CFO

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
	Name:	Bradley W. Harris
	Title:	SVP & CFO

[SIGNATURE PAGE TO SECOND AMENDMENT]

NATIONAL CITY BANK,
as Lender

By:	/s/ David M. Metz
	Name:	David M. Metz
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

GENERAL ELECTRIC CAPITAL CORP.,
as Lender

By:	/s/ Matthew A. Toth, III
	Name:	Matthew A. Toth, III
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ James H. Ramage
	Name:	James H. Ramage
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

BRANCH BANKING & TRUST CO.,
as Lender

By:	/s/ Timothy A. Paxton
	Name:	Timothy A. Paxton
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

UBS LOAN FINANCE LLC,
as Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

CIT CAPITAL USA, INC.,
as Syndication Agent

By:	/s/ R. C. Wilson, V
	Name:	R. C. Wilson, V
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

STYX PARTNERS, L.P., as Lender

By:	Styx Associates LLC, its General Partner

By:	/s/ Kevin P. Genda
	Name:	Kevin P. Genda
	Title:	Senior Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT]

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Michael J. Hammond
	Name:	Michael J. Hammond
	Title:	SVP

[SIGNATURE PAGE TO SECOND AMENDMENT]

EXHIBIT A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of Borrower under the Credit Agreement and hereby (a) consents to the foregoing Second Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Second Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Second Amendment to which this Consent of Guarantors is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of July 31, 2007.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	SVP & CFO

ANKER COAL GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ANKER GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ANKER POWER SERVICES, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

COALQUEST DEVELOPMENT LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	Treasurer

HAWTHORNE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

HEATHER GLEN RESOURCES, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

HUNTER RIDGE COAL COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG ADDCAR SYSTEMS, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG BECKLEY, LLC

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Secretary

ICG EAST KENTUCKY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG EASTERN, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG EASTERN LAND, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG HAZARD, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG HAZARD LAND, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG ILLINOIS, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG, INC.

By:	/s/ Bradley W. Harris
Name:	Bradley W. Harris
Title:	SVP & CFO

ICG KNOTT COUNTY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG NATURAL RESOURCES, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

ICG TYGART VALLEY, LLC

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

JULIANA MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

KING KNOB COAL CO., INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

MARINE COAL SALES COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

MELROSE COAL COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

PATRIOT MINING COMPANY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

SIMBA GROUP, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	President

UPSHUR PROPERTY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

VANTRANS, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

VINDEX ENERGY CORPORATION

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

WHITE WOLF ENERGY, INC.

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP

WOLF RUN MINING COMPANY

By:	/s/ William D. Campbell
Name:	William D. Campbell
Title:	VP